MASTER ADMINISTRATIVE SERVICES AGREEMENT

This Administrative Services Agreement is made as of this 2nd day of January, 2002 between the Evergreen   Trusts listed on SCHEDULE A, each a Delaware business trust (herein called individually the “Trust” and together the "Trusts"), and Evergreen Investment Services, Inc., a Delaware corporation (herein called "EIS").

W I T N E S S E T H:

WHEREAS, each Trust is a Delaware business trust consisting of one or more series which operates as an open‑end management investment company and is so registered under the Investment Company Act of 1940; and

             WHEREAS, each Trust desires to retain EIS as its Administrator to provide it with administrative services and EIS is willing to render such services.

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties hereto agree as follows:

1.         APPOINTMENT OF ADMINISTRATOR.  Each Trust hereby appoints EIS as Administrator of the Trust and each of its series listed on SCHEDULE A attached hereto on the terms and conditions set forth in this Agreement; and EIS hereby accepts such appointment and agrees to perform the services and duties set forth in Section 2 of this Agreement in consideration of the compensation provided for in Section 4 hereof.

2.         SERVICES AND DUTIES.  As Administrator, and subject to the supervision and control of the Trustees of each Trust, EIS will hereafter provide facilities, equipment and personnel to carry out the following administrative services for operation of the business and affairs of   each Trust and each of its series:

(a)  Prepare, file and maintain e ach Trust’s governing documents, including the Declaration of Trust (which has previously been prepared and filed), the By laws, minutes of meetings of Trustees and shareholders, and proxy statements for meetings of shareholders;

(b)  Prepare and file with the Securities and Exchange Commission and the appropriate state securities authorities the registration statements for e ach Trust and e ach Trust’s shares and all amendments thereto, reports to regulatory authorities and shareholders, prospectuses, proxy statements, and such other documents as may be necessary or convenient to enable the Trust to make a continuous offering of its shares;

(c)  Prepare, negotiate and administer contracts on behalf of e ach Trust with, among others, e ach Trust’s distributor, and custodian and transfer agent;

(d)  Supervise e ach Trust’s fund accounting agent in the maintenance of e ach Trust's general ledger and in the preparation of e ach Trust's financial statements, including oversight of expense accruals and payments and the determination of the net asset value of e ach Trust's assets and of e ach Trust’s shares, and of the declaration and payment of dividends and other distributions to shareholders;

(e)  Calculate performance data of e ach Trust for dissemination to information services covering the investment company industry;

            (f)  Prepare and file e ach Trust's tax returns;

            (g)  Examine and review the operations of e ach Trust's custodian and transfer agent;

(h)  Coordinate the layout and printing of publicly disseminated prospectuses and reports;

            (i)  Prepare various shareholder reports;

             (j)  Assist with the design, development and operation of new series of e ach Trust;

            (k)  Coordinate shareholder meetings;

            (l)  Provide general compliance services; and

            (m)  Advise e ach Trust and its Trustees on matters concerning the Trust and its affairs.

The foregoing, along with any additional services that EIS shall agree in writing to perform for e ach Trust hereunder, shall hereafter be referred to as "Administrative Services." Administrative Services shall not include any duties, functions, or services to be performed for e ach Trust by such Trust’s investment adviser, distributor, custodian or transfer agent pursuant to their agreements with such Trust.

3.         EXPENSES.  EIS shall be responsible for expenses incurred in providing office space, equipment and personnel as may be necessary or convenient to provide the Administrative Services to e ach Trust. Each Trust shall be responsible for all other expenses incurred by EIS on behalf of   such Trust, including without limitation postage and courier expenses, printing expenses, registration fees, filing fees, fees of outside counsel and independent auditors, insurance premiums, fees payable to Trustees who are not EIS employees, and trade association dues.

4.         COMPENSATION.  As compensation for the Administrative Services provided to the Trust s with respect to their series, the Trust s hereby agree   to pay and EIS hereby agrees to accept as full compensation for its services rendered hereunder an administrative fee, calculated daily and payable monthly, at an annual rate determined in accordance with S CHEDULE B attached hereto.

5.         RESPONSIBILITY OF ADMINISTRATOR.  EIS shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Trust in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.  EIS shall be entitled to rely on and may act upon advice of counsel (who may be counsel for the Trust s) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice.  Any person, even though also an officer, director, partner, employee or agent of EIS, who may be or become an officer, trustee, employee or agent of the Trust s, shall be deemed, when rendering services to the Trust s or acting on any business of the Trust s (other than services or business in connection with the duties of EIS hereunder) to be rendering such services to or acting solely for the Trust s and not as an officer, director, partner, employee or agent or one under the control or direction of EIS even though paid by EIS.

6.         DURATION AND TERMINATION.

(a)  This Agreement shall be in effect until December 31, 200 2, and shall continue in effect from year to year thereafter, provided it is approved, at least annually, by a vote of a majority of Trustees of the Trust s including a majority of the disinterested Trustees.

(b)  This Agreement may be terminated at any time, without payment of any penalty, on sixty (60) day's prior written notice by a vote of a majority of any Trust's Trustees or by EIS.

  7.        AMENDMENT.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which an enforcement of the change, waiver, discharge or termination is sought.

8.         NOTICES.  Notices of any kind to be given to any Trust hereunder by EIS shall be in writing and shall be duly given if delivered to such Trust at: 200 Berkeley Street, Boston, MA  02116, Attention: Secretary.  Notices of any kind to be given to EIS hereunder by any Trust shall be in writing and shall be duly given if delivered to EIS at 200 Berkeley Street, Boston, Massachusetts 02116. Attention: Chief Administrative Officer.

9.         LIMITATION OF LIABILITY.  EIS is hereby expressly put on notice of the limitation of liability as set forth in e ach Trust’s Declaration of Trust and agrees that the obligations pursuant to this Agreement of a particular series and of e ach Trust with respect to that particular series be limited solely to the assets of that particular series, and EIS shall not seek satisfaction of any such obligation from the assets of any other series, the shareholders of any series, the Trustees, officers, employees or agents of the Trust, or any of them.

MISCELLANEOUS.  The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement shall be held or made invalid by a court or regulatory agency decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  Subject to the provisions of Section 5 hereof, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law; provided, however, that nothing herein shall be construed in a manner inconsistent with the Investment Company Act of 1940 or any rule or regulation promulgated by the Securities and Exchange Commission thereunder.
            IN WITNESS WHEREOF, the parties hereto have caused this Master Administrative Services Agreement to be executed by their officers designated below as of the day and year first above written.

EVERGREEN EQUITY TRUST

EVERGREEN FIXED INCOME TRUST

EVERGREEN MUNICIPAL TRUST

EVERGREEN INTERNATIONAL TRUST

EVERGREEN MONEY MARKET TRUST

EVERGREEN SELECT EQUITY TRUST

EVERGREEN SELECT FIXED INCOME TRUST

EVERGREEN SELECT MONEY MARKET TRUST

EVERGREEN VARIABLE ANNUITY TRUST

By:_____/s/ Michael Koonce_____________________

Name:  Michael H. Koonce

Title:  Secretary

EVERGREEN INVESTMENT SERVICES, INC.

By:____/s/ Carol Kosel______________________

Name:  Carol A. Kosel

Title:  Senior Vice President

SCHEDULE A

(As of March 1, 2006)

EVERGREEN SELECT FIXED INCOME TRUST

Evergreen Adjustable Rate Fund

Evergreen Core Bond Fund

Evergreen Short Intermediate Bond Fund

Evergreen Strategic Core Bond Portfolio

(formerly Evergreen Fixed Income Fund II)

Evergreen Select High Yield Bond Fund

Evergreen Intermediate Municipal Bond Fund

(formerly Evergreen Intermediate Term Municipal Bond Fund)

Evergreen International Bond Fund

Evergreen Limited Duration Fund

Evergreen Institutional Enhanced Income Fund

EVERGREEN SELECT EQUITY TRUST

Evergreen Core Equity Fund

Evergreen Equity Index Fund

Evergreen Strategic Growth Fund

(formerly Evergreen Select Strategic Growth Fund)

Ev ergreen Special Equity Fund

Evergreen Strategic Value Fund

EVERGREEN SELECT MONEY MARKET TRUST

Evergreen Institutional 100% Treasury Money Market Fund

Evergreen Institutional Money Market Fund

Evergreen Institutional Municipal Money Market Fund

Evergreen Institutional Treasury Money Market Fund

Evergreen Institutional U.S. Government Money Market Fund

Evergreen Prime Cash Management Money Market Fund

EVERGREEN MUNICIPAL TRUST

Evergreen Connecticut Municipal Bond Fund

Evergreen Florida High Income Municipal Bond Fund

Evergreen Florida Municipal Bond Fund

Evergreen Georgia Municipal Bond Fund

Evergreen High Grade Municipal Bond Fund

Evergreen Strategic Municipal Bond Fund

(formerly Evergreen High Income Municipal Bond Fund)

Evergreen Maryland Municipal Bond Fund

Evergreen Municipal Bond Fund

Evergreen New Jersey Municipal Bond Fund

Evergreen North Carolina Municipal Bond Fund

Evergreen California Municipal Bond Fund

(formerly Evergreen Offit California Municipal Bond Fund)

Evergreen New York Municipal Bond Fund

(formerly Evergreen Offit New York Municipal Bond Fund)

Evergreen Pennsylvania Municipal Bond Fund

Evergreen Short-Intermediate Municipal Bond Fund

Evergreen South Carolina Municipal Bond Fund

Evergreen Virginia Municipal Bond Fund

Evergreen Alabama Municipal Bond Fund

EVERGREEN EQUITY TRUST

Evergreen Aggressive Growth Fund

Evergreen Asset Allocation Fund

Evergreen Balanced Fund

Evergreen Mid Cap Growth Fund

(formerly Evergreen Emerging Growth Fund and formerly Evergreen Small Company Growth Fund)

Evergreen Disciplined Small-Mid Value Fund

Evergreen Envision Growth Fund

Evergreen Envision Growth and Income Fund

Evergreen Envision Income Fund

Evergreen Equity Income Fund

Evergreen Fundamental Large Cap Fund

(formerly Evergreen Growth and Income Fund)

Evergreen Growth Fund

Evergreen Health Care Fund

Evergreen Large Cap Value Fund

Evergreen Large Company Growth Fund

Evergreen Mid Cap Value Fund

Evergreen Market Index Fund

Evergreen Market Index Growth Fund

Evergreen Market Index Value Fund

Evergreen Omega Fund

Evergreen Small Cap Value Fund

(formerly Evergreen Small Cap Value Fund II)

Evergreen Small-Mid Growth Fund

Evergreen Special Values Fund

Evergreen Large Cap Equity Fund

(formerlyEvergreen Stock Selector Fund)

Evergreen Utility and Telecommunications Fund

Evergreen Disciplined Value Fund

EVERGREEN FIXED INCOME TRUST

Evergreen Diversified Bond Fund

Evergreen High Yield Bond Fund

Evergreen Institutional Mortgage Portfolio

(formerly Evergreen Mortgage Securities Fund)

Evergreen Strategic Income Fund

Evergreen U.S. Government Fund

Evergreen Ultra Short Bond Fund

EVERGREEN INTERNATIONAL TRUST

Evergreen Emerging Markets Growth Fund

Evergreen Global Large Cap Equity Fund

(formerly Evergreen Global Leaders Fund)

Evergreen Global Opportunities Fund

Evergreen International Equity Fund

(formerly Evergreen International Growth Fund)

Evergreen Precious Metals Fund

EVERGREEN MONEY MARKET TRUST

Evergreen California Municipal Money Market Fund

Evergreen Florida Municipal Money Market Fund

Evergreen Money Market Fund

Evergreen Municipal Money Market Fund

Evergreen New Jersey Municipal Money Market Fund

Evergreen New York Municipal Money Market Fund

Evergreen Pennsylvania Municipal Money Market Fund

Evergreen Treasury Money Market Fund

Evergreen U.S. Government Money Market Fund

EVERGREEN VARIABLE ANNUITY TRUST

Evergreen VA Core Bond Fund

Evergreen VA Balanced Fund

(formerly Evergreen VA Foundation Fund )

Evergreen VA Fundamental Large Cap Fund

(formerly Evergreen VA Growth and Income Fund)

Evergreen VA Growth Fund

Evergreen VA High Income Fund

Evergreen VA International Equity Fund

(formerly Evergreen VA International Growth Fund)

Evergreen VA Omega Fund

Evergreen VA Special Values Fund

(formerly Evergreen VA Small Cap Value Fund)

Evergreen VA Strategic Income Fund

SCHEDULE B

(As of July 14, 2003 )

FEE SCHEDULE FOR THE FOLLOWING FLUCTUATING FUNDS (the “ Fluctuating Funds”)*:

EVERGREEN SELECT FIXED INCOME TRUST

Evergreen Adjustable Rate Fund

Evergreen Core Bond Fund

Evergreen Short Intermediate Bond Fund

Evergreen Fixed Income Fund II**

Evergreen Select High Yield Bond Fund

Evergreen Intermediate Municipal Bond Fund

Evergreen International Bond Fund

Evergreen Limited Duration Fund

EVERGREEN SELECT EQUITY TRUST

Evergreen Core Equity Fund

Evergreen Equity Index Fund

Evergreen Special Equity Fund

Evergreen Strategic Value Fund

EVERGREEN MUNICIPAL TRUST

Evergreen Connecticut Municipal Bond Fund

Evergreen New Jersey Municipal Bond Fund

Evergreen Pennsylvania Municipal Bond Fund

Evergreen California Municipal Bond Fund

(formerly Evergreen Offit California Municipal Bond Fund)

Evergreen New York Municipal Bond Fund

(formerly Evergreen Offit New York Municipal Bond Fund)

Evergreen Florida High Income Municipal Bond Fund

Evergreen Florida Municipal Bond Fund

Evergreen Georgia Municipal Bond Fund

Evergreen Maryland Municipal Bond Fund

Evergreen North Carolina Municipal Bond Fund

Evergreen South Carolina Municipal Bond Fund

Evergreen Virginia Municipal Bond Fund

Evergreen High Grade Municipal Bond Fund

Evergreen Municipal Bond Fund

Evergreen Short-Intermediate Municipal Bond Fund

Evergreen High Income Municipal Bond Fund

Evergreen Offit National Municipal Bond Fund

EVERGREEN EQUITY TRUST

Evergreen Balanced Fund

Evergreen Foundation Fund

Evergreen Tax Strategic Foundation Fund

Evergreen Blue Chip Fund

Evergreen Growth and Income Fund

Evergreen Equity Income Fund

Evergreen Special Values Fund

Evergreen Aggressive Growth Fund

Evergreen Asset Allocation Fund

Evergreen Capital Growth Fund

Evergreen Emerging Growth Fund

Evergreen Fund

Evergreen Growth Fund

Evergreen Market Index Fund

Evergreen Market Index Growth Fund

Evergreen Market Index Value Fund

Evergreen Masters Fund

Evergreen Omega Fund

Evergreen Stock Selector Fund

Evergreen Large Cap Value Fund

Evergreen Large Company Growth Fund

Evergreen Mid Cap Value Fund

Evergreen Premier 20 Fund

Evergreen Small Cap Value Fund

(formerly Evergreen Small Cap Value Fund II)

Evergreen Health Care Fund

Evergreen Technology Fund

Evergreen Utility and Telecommunications Fund

EVERGREEN FIXED INCOME TRUST

Evergreen Diversified Bond Fund

Evergreen High Yield Bond Fund

Evergreen Mortgage Securities Fund

Evergreen Strategic Income Fund

Evergreen U.S. Government Fund

Evergreen Ultra Short Bond Fund

EVERGREEN INTERNATIONAL TRUST

Evergreen Emerging Markets Growth Fund

Evergreen Global Large Cap Equity Fund

(formerly Evergreen Global Leaders Fund)

Evergreen Global Opportunities Fund

Evergreen International Equity Fund

(formerly Evergreen International Growth Fund)

Evergreen Precious Metals Fund

EVERGREEN VARIABLE ANNUITY TRUST

Evergreen VA Core Bond Fund

Evergreen VA Foundation Fund

Evergreen VA Fund

Evergreen VA Growth and Income Fund

Evergreen VA Growth Fund

Evergreen VA High Income Fund

Evergreen VA International Equity Fund

(formerly Evergreen VA International Growth Fund)

Evergreen VA Omega Fund

Evergreen VA Special Values Fund

(formerly Evergreen VA Small Cap Value Fund)

Evergreen VA Special Equity Fund

Evergreen VA Strategic Income Fund

                                    - 0.100% on first $50 billion in Fluctuating Fund assets;

                                    - 0.090% on next $25 billion;

                                    - 0.080% on next $25 billion;

                                    - 0.075% on next $25 billion;

                                    - 0.050% on assets over $125 billion;

                                    * Minimum fee of $50,000 which will be waived to the extent that it causes any Fund to exceed a contractual expense cap.

SCHEDULE B

(as of June 14, 2005)

FEE SCHEDULE FOR THE FOLLOWING MONEY MARKET FUNDS (the “Money Market Funds”), as well as for Evergreen Institutional Enhanced Income Fund*:

EVERGREEN SELECT MONEY MARKET TRUST

Evergreen Institutional Money Market Fund

Evergreen Institutional Municipal Money Market Fund

Evergreen Institutional Treasury Money Market Fund

Evergreen Institutional 100% TreasuryMoneyMarket Fund

Evergreen Institutional U.S. Government Money Market Fund

Evergreen Prime Cash Management Money Market Fund

EVERGREEN MONEY MARKET TRUST

Evergreen California Municipal Money Market Fund

Evergreen Florida Municipal Money Market Fund

Evergreen Money Market Fund

Evergreen Municipal Money Market Fund

Evergreen New Jersey Municipal Money Market Fund

Evergreen New York Municipal Money Market Fund

Evergreen Pennsylvania Municipal Money Market Fund

Evergreen Treasury Money Market Fund

Evergreen U.S. Government Money Market Fund

EVERGREEN SELECT FIXED INCOMETRUST

Evergreen Institutional Enhanced Income Fund

                                    - 0.060% on first $60 billion in Money Market assets;

                                    - 0.055% on next $40 billion;

                                    - 0.050% on next $25 billion;

                                    - 0.040% on assets over $125 billion;

                                    * Minimum fee of $50,000 which will be waived to the extent that it causes any Fund to exceed a contractual expense cap.